CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. Sections 200.800(b)(4), 200.83 and 240.24b-2

                    GENEEXPRESS(TM) PRODUCT ACCESS AGREEMENT

                                     BETWEEN

                                 GENE LOGIC INC.

                                       AND

                      NEURALSTEM BIOPHARMACEUTICALS, LTD.

                           DATED AS OF MARCH 27, 2000

                               TABLE OF CONTENTS

                                                                           PAGE

1.       DEFINITIONS..........................................................1
         1.1      "Affiliate".................................................1
         1.2      "Base Information"..........................................2
         1.3      "cDNA"......................................................2
         1.4      "Control"...................................................2
         1.5      "Effective Date"............................................2
         1.6      "GeneExpress(TM) Product"...................................2
         1.7      "GeneExpress(TM) Data Warehouse"............................2
         1.8      "Gene Logic Software".......................................2
         1.9      "Gene Logic Technology".....................................2
         1.10     "Gene Products".............................................2
         1.11     "Gene Target"...............................................3
         1.12     "Improvement"...............................................3
         1.13     "NSBExpress Data Mart"......................................3
         1.14     "Patent Rights".............................................3
         1.15     "Program Inventions"........................................3
         1.16     "Raw Data"..................................................3
         1.17     "Samples"...................................................3
         1.18     "STEMExpress Data Mart".....................................3
         1.19     "Term"......................................................3
         1.20     "Therapeutic Products"......................................4
         1.21     "Third Party"...............................................4
         1.22     "Update"....................................................4
2.       GENEEXPRESS(TM) PRODUCT ACCESS AND SAMPLE PROVISION..................4
         2.1      Access to the GeneExpress(TM) Product.......................4
         2.2      Personnel and Resources.....................................4
         2.3      GeneExpress(TM) Updates.....................................4
         2.4      Provision of [***]..........................................4
         2.5      Support and Training........................................4


                                       i.      *CONFIDENTIAL TREATMENT REQUESTED

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

         2.6      Customization...............................................5
         2.7      Sample Provision............................................5
         2.8      [***].......................................................5
         2.9      Research Plan...............................................5
3.       MANAGEMENT...........................................................5
         3.1      Alliance Directors..........................................5
         3.2      Dispute Resolution..........................................6
4.       OWNERSHIP AND PURSUIT OF PATENTS AND OTHER RIGHTS AND INVENTIONS.....6
         4.1      Ownership of Inventions.....................................6
         4.2      Ownership of Gene Logic Technology..........................6
         4.3      Pursuit of Intellectual Property Rights.....................6
         4.4      Cooperation and Communication...............................7
         4.5      Infringement by Third Parties...............................7
         4.6      Allegations of Infringement of Third Party Rights...........8
5.       LICENSES.............................................................9
         5.1      Licenses to Gene Logic from NeuralStem......................9
         5.2      License to NeuralStem from Gene Logic......................10
6.       PAYMENTS............................................................10
         6.1      GeneExpress(TM) Product Access Fees........................10
         6.2      Sample Acquisition Fee.....................................10
         6.3      Method of Payment..........................................11
7.       CONFIDENTIALITY AND SECURITY........................................11
         7.1      Security of GeneExpress(TM) Product and Gene
                         Logic Software......................................11
         7.2      Confidentiality............................................11
         7.3      Permitted Disclosures......................................12
         7.4      Publicity..................................................13
         7.5      Publication................................................13
8.       REPRESENTATIONS AND WARRANTIES......................................13
         8.1      Legal Authority............................................13

                                             * CONFIDENTIAL TREATMENT REQUESTED

                                       ii.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

         8.2      Valid Licenses.............................................13
         8.3      No Conflicts...............................................14
         8.4      Samples....................................................14
         8.5      GeneExpress(TM) Product....................................14
         8.6      Representation by Legal Counsel............................14
         8.7      Disclaimer.................................................14
9.       TERM AND TERMINATION................................................15
         9.1      Term.......................................................15
         9.2      Termination by Gene Logic..................................15
         9.3      Termination for Breach.....................................15
         9.4      Effect of Bankruptcy.......................................15
         9.5      Remedies...................................................16
10.      INDEMNIFICATION AND INSURANCE.......................................16
         10.1     Indemnification by NeuralStem..............................16
         10.2     Indemnification by Gene Logic..............................16
         10.3     Conditions to Indemnification..............................16
         10.4     Settlements................................................17
11.      GENERAL PROVISIONS..................................................17
         11.1     Assignment.................................................17
         11.2     Non-Waiver.................................................17
         11.3     Governing Law..............................................17
         11.4     Partial Invalidity.........................................17
         11.5     Notice.....................................................18
         11.6     Headings...................................................18
         11.7     No Implied Licenses........................................18
         11.8     Force Majeure..............................................18
         11.9     Survival...................................................18
         11.10    Entire Agreement...........................................18
         11.11    Amendments.................................................19


                                      iii.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

         11.12    Independent Contractors....................................19
         11.13    Counterparts...............................................19


                                      iv.

                    GENEEXPRESS(TM) PRODUCT ACCESS AGREEMENT

         THIS GENEEXPRESS(TM) PRODUCT ACCESS AGREEMENT ("Agreement") is made as of March 27, 2000, ("Effective Date") by and between GENE LOGIC INC., a Delaware corporation ("Gene Logic"), having an office at 708 Quince Orchard Road, Gaithersburg, Maryland 20878 and NEURALSTEM BIOPHARMACEUTICALS, LTD., a Maryland corporation, ("NeuralStem"), having an office at 387 Technology Drive, College Park, MD. Gene Logic and NeuralStem may each be referred to herein individually as a "Party" and collectively as the "Parties".

                                   WITNESSETH:

         WHEREAS, Gene Logic has developed technologies and know-how with respect to high throughput analysis of gene expression and gene regulation for use in the identification of drug targets for the discovery of pharmaceutical products;

         WHEREAS, NeuralStem is a company engaged in the development and commercialization of therapies for neurological disorders;

         WHEREAS, Gene Logic can provide partners with gene expression data and data analysis tools to effectively allow them to mine these databases which include both publicly available and proprietary information. NeuralStem would like to access such information including the analysis of proprietary samples which it would provide.

         WHEREAS, Gene Logic and NeuralStem wish to enter into this Agreement to, among other things, provide NeuralStem with non-exclusive access to portions of the GeneExpress(TM) Data Warehouse. NeuralStem will access the GeneExpress(TM) Data Warehouse through a subscription (which include software analysis tools) to the NSBExpress Data Mart (as described in Section 1.13) and through the purchase of the STEMExpress Data Mart.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained herein, Gene Logic and NeuralStem agree as follows

1.       DEFINITIONS

         The following capitalized terms shall have the meanings indicated for purposes of this Agreement:

         1.1 "AFFILIATE" shall mean any corporation, association or other entity which directly or indirectly controls, is controlled by or is under common control with the Party in question. As used in this definition of "Affiliate," the term "control" shall mean having the power to direct or cause the direction of the management and policies of an entity, whether through direct or indirect beneficial ownership of more than 50% of the voting or income interest in such corporation or other business entity. Notwithstanding the foregoing, for purposes of this Agreement, the term "Affiliate" shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors but is restricted from electing such majority by contract or otherwise, until such time a such restrictions are no longer in effect.

         1.2      "BASE INFORMATION" shall mean data and information comprising
(i) gene expression profiles, (ii) nucleotide sequence information, (iii) protein sequence information and (iv) clinical and other information associated with tissue and cell samples (including the Samples) and (v) any related annotated information regarding, for example, the source of the foregoing, their biological function(s), involvement in any metabolic or regulatory pathway(s), and relationship to any disease(s) or response to any agent(s).

         1.3 "CDNA" shall mean a DNA copy of a mRNA, including, without limitation, all cDNA clones and cDNA templates derived from a given gene transcript and its corresponding coding sequence, including the full length sequence.

         1.4 "CONTROL" shall mean possession of the ability to grant the licenses or sublicenses or to make the assignments as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

         1.5 "EFFECTIVE DATE" shall mean the date of this Agreement first written above.

         1.6 "GENEEXPRESS(TM) PRODUCT" shall mean a product which consists of the NSBExpress Data Mart and the Gene Logic Software.

         1.7 "GENEEXPRESS(TM) DATA WAREHOUSE" shall mean an organizeD database architecture containing Base Information but not including Raw Data.

         1.8 "GENE LOGIC SOFTWARE" shall mean software tools for the visualization, analysis, indexing and mining of data contained in the GeneExpress(TM) Data Warehouse, controlled by Gene Logic as of the Effective Date or during the Term.

         1.9 "GENE LOGIC TECHNOLOGY" shall mean: (a) all discoveries, inventions, information, data, know-how, trade secrets and materials (whether or not patentable) that are Controlled by Gene Logic as of the Effective Date or at any time during the Term that relate to: (i) methods and devices for generating Base Information, (ii) the Gene Logic Software; (iii) the GeneExpress(TM) Data Warehouse other than the Base Information contained therein; and (b) all Patent Rights or other intellectual property rights controlled by Gene Logic to the extent they cover any of the foregoing.

         1.10 "GENE PRODUCTS" shall mean tangible products derived from utilizing the Base Information contained in the NSBExpress Data Mart, comprising
(i) tangible products embodying gene expression profiles, (ii) tangible products embodying genes, ESTs, cDNAs, partial cDNAs, DNAs, corresponding full length cDNAs and associated genomic sequences (iii) proteins (iv) tangible products embodying or which use methods of using the foregoing based on their biological function(s), involvement in any metabolic or regulatory pathway(s), relationship to any disease(s) or response to any agent(s), and (v) commercial products which incorporate the foregoing.

         1.11 "GENE TARGET" shall mean a Gene Product, including the associated Base Information, that is used as a target for the screening and optimization of pharmaceutical products.

         1.12 "IMPROVEMENT" shall mean any enhancement or improvement (whether or patentable) to the Gene Logic Technology that is made by either Party in the course of using the GeneExpress(TM) Product during the Term.

         1.13 "NSBEXPRESS DATA MART" shall mean a database containing that [***] of the [***] contained in the GeneExpress(TM) Data Warehouse which is [***] and includes the [***] derived from the [***]. The NSBExpress Data Mart does not include the [***].

         1.14 "PATENT RIGHTS" shall mean all rights associated with all United States and foreign patents (including all reissues, extensions, confirmations, registrations, re-examinations, and inventor's certificates) and patent applications (including, without limitation, all substitutions, continuations, continuations-in-part and divisionals thereof).

         1.15 "PROGRAM INVENTIONS" shall mean any invention or discovery that is or may be patentable under the laws of the United States or other countries, and that is conceived or reduced to practice by either Party in the course of using the GeneExpress(TM) Products during the Term.

         1.16 "RAW DATA" shall mean the unanalyzed and unmodified data generated directly from analysis of the Samples over GeneChips(TM) by Gene Logic, including dat, cel, and chp files.

         1.17 "SAMPLES" shall mean treated and untreated cell extracts including the necessary material to create cDNA libraries and other materials to allow for gene-based research supplied by NeuralStem. The Samples to be provided for the first year of the Term are enumerated in Schedule 1.17.

         1.18 "STEMEXPRESS DATA MART" shall mean a database containing a subset of the Base Information contained in the GeneExpress(TM) Data Warehouse associated with untreated, (i) diseased and normal human tissues, (ii) research cell lines and (iii) animal model systems, such as mouse and rat, [***]. The rights and obligations of the Parties with respect to the STEMExpress Data Mart are the subject of a separate STEMExpress Data Mart Asset Purchase Agreement dated March 27, 2000.

         1.19 "TERM" shall mean the period commencing on the Effective Date and continuing until the [***] anniversary of the Effective Date unless terminated earlier as set forth herein.


                                               *CONFIDENTIAL TREATMENT REQUESTED

         1.20 "THERAPEUTIC PRODUCTS" shall mean Gene Products that are directly used for the therapeutic or prophylactic treatment of diseases or disorders in humans or animals, including, without limitation, cell therapy, gene therapy, antisense therapy and protein replacement therapy.

         1.21 "THIRD PARTY" shall mean any party other than NeuralStem or Gene Logic or an Affiliate of NeuralStem or Gene Logic.

         1.22 "UPDATE" shall mean (i) incorporating any bug fixes and patches required to remedy any errors in, and any changes adding or improving the functionality of, the Gene Logic Software (the incorporation timing to be the sole discretion of Gene Logic), and (ii) changes in the NSBExpress Data Mart including adding or correcting Base Information. Updates during the first year of the Term include both [***] and [***]. Updates during the second and subsequent years of the Term [***].

2.       GENEEXPRESS(TM) PRODUCT ACCESS AND SAMPLE PROVISION

         2.1 ACCESS TO THE GENEEXPRESS(TM) PRODUCT. Gene Logic agrees to provide Neural Stem access to the GeneExpress(TM) Product within [***] days of the first [***] being incorporated into the GeneExpress(TM) Data Warehouse.

         2.2 PERSONNEL AND RESOURCES. During the Term, Gene Logic agrees to commit the personnel, consultants, facilities, expertise, technology and other resources necessary to create and Update the NSBExpress Data Mart and to maintain the GeneExpress(TM) Product during the Term. NeuralStem shall be responsible for acquiring and maintaining any hardware or third party software necessary for the use of the GeneExpress(TM) Product, although at present it is envisaged that the access to the GeneExpress(TM) Product would be web based.

         2.3 GENEEXPRESS(TM) UPDATES. During the Term, Gene Logic will provide Updates of the GeneExpress(TM) Product on a [***] basis.

         2.4 PROVISION OF [***]. Gene Logic will provide to NeuralStem all [***] generated in the performance of this Agreement on a [***] basis. Such [***] shall be supplied to NeuralStem on [***] as the Parties may agree upon, together with [***] of [***] which is not available in electronic form.

         2.5 SUPPORT AND TRAINING. During the Term, Gene Logic will provide to NeuralStem: (a) any subsequent release or version of the Gene Logic Software (including bug fixes, patches and maintenance releases) included in the GeneExpress(TM) Product as Gene Logic makes such releases generally available; and (b) support and maintenance of Gene Logic Software included in the GeneExpress(TM) Product through reasonable consultation via scheduled visits, telephone, fax, electronic mail or otherwise during Gene Logic's normal business hours (8:00 a.m. to 5:00 p.m. Eastern Time on regular U.S. business days, holidays excepted). Gene Logic will train NeuralStem users at a single site at NeuralStem's facilities for [***] days within [***] days after delivery of the GeneExpress(TM) Product. Should NeuralStem require additional training sessions, Gene Logic will provide additional training at commercially reasonable rates.


                                               *CONFIDENTIAL TREATMENT REQUESTED

         2.6 CUSTOMIZATION. To the extent NeuralStem desires customization work to the Gene Logic Software, the parties agree to use good faith efforts to negotiate the terms of such engagement pursuant to which Gene Logic will be paid commercially reasonable development rates.

         2.7      SAMPLE PROVISION.

                  (a) During the Term, NeuralStem agrees to provide [***] to Gene Logic during each year of the Term, or pro-rata portion thereof. Upon mutual agreement of the Parties, NeuralStem will provide other Samples to Gene Logic which are under its Control during the Term, under terms and conditions as may be agreed to from time to time. The Samples are valuable trade secrets of NeuralStem, and Gene Logic shall store such Samples at all times in a secure facility where access is controlled and limited to employees of Gene Logic who need to access such Samples for the purpose of performing this Agreement.

                  (b) Gene Logic shall not transfer the Samples to any Third Party except to contractors bound by obligations of non-disclosure not less stringent than those contained in this Agreement, and engaged by Gene Logic for the sole purpose of performing analyses required or permitted pursuant to this Agreement.

         2.8      [***].

                  (a) Gene Logic agrees to provide NeuralStem with those types of Base Information generated from [***] Samples. The depth of the [***] and the manner in which the Base Information is provided to Neural Stem will be determined by discussion between the Parties respective Chief Scientific Officers.

                  (b) NeuralStem shall have the [***] to use and apply the data provided pursuant to this Section 2.8. Accordingly, Gene Logic will only retain a single copy of such Base Information for archival purposes and will not analyze such Base Information for any reason.

         2.9 RESEARCH PLAN. The Parties shall perform the activities as described in the Content and Research Plan attached as Schedule 1.17. Within thirty (30) days following the Effective Date, the appropriate representative of each Party shall convene at a research planning meeting to discuss and agree on any appropriate modifications. The Parties agree that each year of the Term they will discuss that next years Content and Research Plan at least thirty (30) days prior to the anniversary of the Effective Date.

3.       MANAGEMENT

         3.1 ALLIANCE DIRECTORS. Each Party shall designate one of its employees as an alliance director ("Alliance Director") to facilitate communications between the parties.


                                               *CONFIDENTIAL TREATMENT REQUESTED

         3.2 DISPUTE RESOLUTION. During the Term, any material disputes or disagreements between Gene Logic and NeuralStem arising hereunder will be referred to the Alliance Directors. If Alliance Directors are unable to resolve such disputes or disagreements within 30 days, or if the dispute or disagreement arises after the Term, then such dispute or disagreements will be referred to the Chief Executive Officer(s) of Gene Logic and NeuralStem or their designees for good faith resolution for a period of 90 days. If the parties are unable to resolve their dispute or disagreement, either Party may pursue other remedies.

4.       OWNERSHIP AND PURSUIT OF PATENTS AND OTHER RIGHTS AND INVENTIONS

         4.1      OWNERSHIP OF INVENTIONS. Except as otherwise provided in
Article 4.2, the ownership of any Program Inventions shall be determined in accordance with United States law.

         4.2 OWNERSHIP OF GENE LOGIC TECHNOLOGY. Gene Logic shall own all rights to the Gene Logic Technology and Improvements thereof. NeuralStem hereby irrevocably assigns to Gene Logic all right, title and interest in and to Improvements to the Gene Logic Technology to the extent made by employees or agents of NeuralStem. In the event that NeuralStem is legally unable to make a required assignment of rights to Gene Logic, then NeuralStem agrees either to waive the enforcement of such rights against Gene Logic and any sublicensees and assignees; or to grant to Gene Logic an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights.

         4.3      PURSUIT OF INTELLECTUAL PROPERTY RIGHTS.

                  (a) Gene Logic shall be responsible, in its sole discretion and at its sole cost, for the filing, prosecution and maintenance of Patent Rights, copyrights and other proprietary rights claiming or directed to: (i) Gene Logic Technology and Improvements thereto; and (ii) Program Inventions conceived solely by Gene Logic.

                  (b) NeuralStem shall be responsible, in its sole discretion and at its sole cost, for the filing, prosecution and maintenance of Patent Rights, copyrights and other proprietary rights claiming or directed to Program Inventions conceived solely by NeuralStem.

                  (c) With respect to any Program Invention that is owned jointly by the Parties ("Joint Program Invention"), the Parties shall decide which Party shall be responsible ("Responsible Party") for preparing, filing and prosecuting any patent applications or other appropriate filings and maintaining any patents, copyrights or other similar rights issued thereon, using patent counsel reasonably acceptable to the other Party, and the Parties shall share equally the out-of-pocket expenses for such preparation, filing, prosecution and maintenance, including, without limitation, any out-of-pocket expenses incurred, paid or reimbursed by a Party. A Party may, at any time, by written notice to the other Party elect not to continue sharing such expenses with respect to any Joint Program Invention, in which event, the Party making such election shall, upon the written request of the other Party, assign to the other Party all of its right, title and interest in and to such Joint Program Invention.

         4.4      COOPERATION AND COMMUNICATION.

                  (a) COOPERATION. Each Party agrees to cooperate, both during and after the Term, upon request of the other Party in the preparation and prosecution of all Patent Rights and other proprietary rights under this Article 4 and in the maintenance of any patents, copyrights or other similar rights issued thereon; provided, however, that, following the Term, the requesting Party shall reimburse the cooperating Party for its reasonable out-of-pocket expenses incurred in connection with such cooperation as requested by the other Party. Such cooperation will include the execution of all documents necessary or desirable for the requesting Party to fulfill its obligations hereunder. In the event NeuralStem provides Samples, if reasonably requested by Gene Logic, NeuralStem agrees to provide background information (including, for example, mRNA sources, the identity of any cell or Sample and mode of activation, if any, of the cell or Sample, from which the mRNA has been prepared) in support of the preparation and prosecution of any related patent applications or other filings

                  (b) COMMUNICATION REGARDING PATENT PROTECTION. The Responsible Party for Joint Program Inventions will prepare, prosecute and maintain and shall keep the other Party currently informed of all steps to be taken in such preparation, prosecution and maintenance of all Patent Rights, copyrights or other similar rights with respect to which it is responsible and shall furnish the other Party with copies of documentation of such Patent Rights, copyrights or other similar rights and other related correspondence relating thereto to and from governmental patent agencies or other authorities. The Responsible Party shall diligently consider and address any comments or suggestions made by the other Party regarding preparation, prosecution and maintenance of all Patent Rights, copyrights or other similar rights.

                  (c) RELEASE OF RIGHTS. If the Responsible Party with respect to any Joint Program Invention decides to abandon or not to pursue prosecution or continue the maintenance of any Patent Right, copyright or other proprietary right which claims such Joint Program Invention, it shall permit the other Party, at its option and expense, to undertake such obligations. The Party not undertaking such actions shall fully cooperate with the other Party and shall provide to the other Party whatever assignments and other documents that may be needed in connection therewith.

         4.5      INFRINGEMENT BY THIRD PARTIES.

                  (a) INFRINGEMENT OF JOINTLY OWNED PROGRAM INVENTIONS. If either Party should become aware of any infringement or threatened infringement or misappropriation, as the case may be, of any of the Patent Rights claiming a Joint Program Invention, it shall promptly notify the other Party in writing and shall provide such other Party with all available evidence supporting such allegation of infringement or threatened infringement or misappropriation. As soon as practicable the Parties shall confer on the particulars of such infringement or misappropriation and the possible courses of action to be taken. The Parties shall jointly determine which Party shall have the primary right and responsibility (but not the obligation) to institute, prosecute, and control any action or proceeding with respect to infringement or misappropriation of such Joint Patent Rights and the other Party shall have the right, at its expense (subject to reimbursement as provided herein), to be represented by its counsel. Each Party hereby consents to the filing of any such action by the other Party with respect to any such Joint Patent Rights in accordance with this
Section 4.5. If one Party brings any such action or proceeding, the other Party hereby consents to being joined as a party plaintiff where necessary and, in case of joining, such other Party agrees to give the first Party reasonable assistance and authority to file and to prosecute such suit, at the expense of the Party bringing such suit. If either Party prosecutes an infringement or misappropriation of such Joint Patent Rights, any damages and costs recovered in any proceedings or by way of settlement under this Section 4.5 shall be shared by the Parties as follows:

                  (i) the actual costs and expenses of all suits brought by either Party under this Section 4.5 shall be reimbursed first to the filing Party and then to the participating Party; and

                  (ii)     any remaining proceeds shall [***].

                  (b) SETTLEMENTS. In connection with any proposed settlement in respect of any infringement or threatened infringement of any Joint Patent Rights, the Party prosecuting such infringement in accordance with this Section
4.5 and intending to settle shall notify and consult with the other Party as to the terms of settlement, whose written consent shall be required prior to any such settlement, such consent not to be unreasonably withheld.

                  (c) COOPERATION. In connection with any action taken by either Party against a Third Party to protect or enforce any Patent Rights claiming Program Inventions, the other Party shall, if requested, consult with the Party taking such action, and make available as witnesses its employees or as evidence any materials, and/or data as are reasonably necessary for the furtherance of such action. The out of pocket expenses in connection with the providing of witnesses and/or the making available of any materials and/or data shall be borne by the Party taking action against the Third Party.

         4.6 ALLEGATIONS OF INFRINGEMENT OF THIRD PARTY RIGHTS. In the event that in order to exploit the rights contained herein, either Party, in the opinion of outside patent counsel reasonably acceptable to each Party, [***], it is hereby agreed that the Party [***] to be utilized shall use its commercially reasonable best efforts (i) to [***], or (ii) to [***], or (iii) to [***]. In the event the first Party [***]. If the first Party is unable to [***]


                                               *CONFIDENTIAL TREATMENT REQUESTED

[***]. [***], all licenses and rights granted by a Party to the other Party hereunder which are not perpetual in nature [***].

5.       LICENSES

         5.1      LICENSES TO GENE LOGIC FROM NEURALSTEM

                  (a) BASE INFORMATION LICENSE. NeuralStem hereby grants to Gene Logic a non-exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, under all rights (including Patent Rights) which NeuralStem has in the Base Information in the GeneExpress(TM) Data Warehouse including the Base Information derived from the Samples.

                  (b) GENE TARGET LICENSE. NeuralStem hereby grants to Gene Logic a non-exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to the rights to Gene Targets which are Controlled by NeuralStem during the Term and derived from the Samples.

                  (c) [***] LICENSE. During the Term, and for a period of time equal to [***], NeuralStem agrees not to license, sell or otherwise transfer [***] which are controlled by NeuralStem to (i) Third Parties for use in [***] that will be made available to other Third Parties on a commercial basis and
(ii) to any of the parties listed in Schedule 11.1 for any purpose.

                  (d) NON-EXCLUSIVE SAMPLE LICENSE. Subject to 5.1(c), NeuralStem agrees to non-exclusively (i) provide Samples to other partners of Gene Logic on NeuralStem's then customary terms and (ii) grant Gene Logic a non-exclusive, perpetual (unless this Agreement is terminated pursuant to Section 9.3(a)) non-transferable, non-sublicensable license to utilize the Samples transferred prior to the end of the Term for research, development and commercialization, subject to the obligations of Section 2.7(b).

                  (e) [***]. If NeuralStem desires to [***], or [***], NeuralStem shall inform Gene Logic thereof in writing. If Gene Logic is interested in [***], it shall inform NeuralStem of its interest in writing within [***] days ("Notice Period") after the receipt of the written notice from NeuralStem, and the Parties shall thereafter [***] during an additional period of [***] days ("[***] Period") such [***] Period to be extended by mutual agreement so long as the Parties are in [***]. If Gene Logic does not provide written notice of its interest to NeuralStem within the Notice Period, or [***], Gene Logic's [***] shall expire, and NeuralStem shall be free to [***].


                                               *CONFIDENTIAL TREATMENT REQUESTED

         5.2      LICENSE TO NEURALSTEM FROM GENE LOGIC

                  (a) LICENSE TO THE GENEEXPRESS(TM) PRODUCT. Subject to the terms and conditions of this Agreement, including without limitation payment of the Access Fees under Section 6.1, Gene Logic hereby grants to NeuralStem a royalty-free, non-exclusive, non-sublicensable (except to NeuralStem's Affiliates), non-transferable (except as provided in Section 11.1 hereof), worldwide license to use the Base Information in the GeneExpress(TM) Product during the Term to enable NeuralStem and its Affiliates to perform internal research and drug discovery and development activities.

                  (b) RESTRICTION ON DISCLOSURE AND RESALE. Except for disclosure to NeuralStem's Affiliates, and NeuralStem's and NeuralStem's Affiliates' respective employees and consultants to the extent permitted under
Section 7.3, NeuralStem shall not provide Base Information contained within the GeneExpress(TM) Product or the GeneExpress(TM)Data Warehouse, Raw Data or any Gene Logic Technology or Improvement thereto to any Third Party for any reason without prior written consent of Gene Logic, which consent shall not be unreasonably withheld or delayed. The Parties acknowledge and agree that NeuralStem may desire to enter into collaborations with or grant licenses to Third Parties to develop pharmaceutical products, including Therapeutic Products, and that it is reasonable to disclose to Third Parties specific Base Information contained within the GeneExpress(TM)Product or the GeneExpress(TM)Data Warehouse, or RAW Data in connection with such collaborations or licenses. The Parties further acknowledge and agree that NeuralStem shall have no right to disclose to Third Parties Base Information contained within the GeneExpress(TM)Product or the GeneExpress(TM)Data Warehouse, or Raw Data, for use in generating a data base containing Base Information that will be made available to other Third Parties on a commercial basis.

                  (c) LICENSE TO [***]. Subject to the restrictions of 5.2(b), Gene Logic hereby grants to NeuralStem a non-exclusive, irrevocable, perpetual (unless this Agreement is terminated pursuant to Section 9.3(b)), worldwide, fully-paid license to [***].

                  (d) [***] LICENSE. Gene Logic hereby grants to NeuralStem a non-exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to [***] which are Controlled by GeneLogic during the Term and are derived from the Samples.

6.       PAYMENTS

         6.1 GENEEXPRESS(TM) PRODUCT ACCESS FEES. NeuralStem will pay Gene Logic an annual fee to cover the initial and ongoing access of the GeneExpress(TM) Product and Updates. The fee for the first year is [***]. The fees for the second and third year will [***] annually. The annual fees will be payable in [***], with the first payment due within [***] days after [***].

         6.2 SAMPLE ACQUISITION FEE. Gene Logic will pay NeuralStem an annual fee of [***] for the provision of Samples. The annual fee for the second and third year of this Agreement will


                                               *CONFIDENTIAL TREATMENT REQUESTED
not be payable to NeuralStem until Gene Logic agrees that [***] Samples which pass Gene Logic's Quality Control Standards (as described in Schedule 6.2) have been provided in the previous year. The annual fee will be paid on a pro rata basis for only Samples which pass Gene Logic's Quality Control Standards, [***]. Payments due ([***]) will be deferred on a pro-rata basis for each Sample that is not delivered to Gene Logic on a timely basis and passes Gene Logic's Quality Control Standards during the preceding [***]. Gene Logic will make the first [***] payment and each subsequent payment on or before the [***]. Should NeuralStem in its [***] for the [***] which are [***] hereunder, NeuralStem will [***].

         6.3 METHOD OF PAYMENT. All payments to be made under this Agreement shall be made in United States dollars in the United States to a bank account designated by Party receiving such payment by wire transfer pursuant to the instructions set forth on Schedule 6.3.

7.       CONFIDENTIALITY AND SECURITY

         7.1 SECURITY OF GENEEXPRESS(TM) PRODUCT AND GENE LOGIC SOFTWARE. The Parties agree that the following additional terms and conditions apply to the information and data contained in or derived from the GeneExpress(TM) Products provided under the provisions of this Agreement:

                  (a) NeuralStem may use the GeneExpress(TM) Products only in secure work facilities by authorized personnel and shall not make any copies of the data contained in the GeneExpress(TM) Products, except as necessary to enable NeuralStem and its Affiliates to perform internal research and drug discovery and development activities, and to disclose such data to Third Parties as permitted pursuant to Section 5.2(b).

                  (b) NeuralStem will promptly notify Gene Logic of any (i) loss, theft or unauthorized disclosure of data contained in the GeneExpress(TM) Products; and (ii) unauthorized access to the GeneExpress(TM) Products.

                  (c) Upon the end of the Term or upon Gene Logic's termination of this Agreement under Section 9.2, NeuralStem shall immediately discontinue use of the GeneExpress(TM) Product; and NeuralStem shall (i) cooperate with Gene Logic to terminate any encrypted link to Gene Logic's computer system and (ii) if the Agreement is terminated by Gene Logic pursuant to Section 9.3(b), promptly deliver to Gene Logic copies of the Raw Data. NeuralStem may, however, continue to use any results it generates during the Term from use of the GeneExpress(TM) Product.

         7.2      CONFIDENTIALITY.

                  (a) Except as specifically permitted hereunder, each Party hereby agrees to hold in confidence and not use on behalf of itself or others all technology, data, samples, technical and economic information (including the economic terms hereof), commercialization, clinical and research strategies, know-how and trade secrets provided by the other Party (the "Disclosing Party") from the date of that certain confidentiality agreement between the parties dated


                                               *CONFIDENTIAL TREATMENT REQUESTED

August 12, 1999 and through the end of the Term and all data, results and information developed pursuant to this Agreement that are solely owned by the Disclosing Party or jointly owned by the parties (collectively the "Confidential Information"), except that the term "Confidential Information" shall not include:

                           (i)      information that is or becomes part of the
public domain other than through a breach of this Agreement by the non-Disclosing Party or its Affiliates;

                           (ii)     information that is obtained after the
Effective Date hereof by the non-Disclosing Party or one of its Affiliates from any Third Party which is lawfully in possession of such Confidential Information and not in violation of any contractual or legal obligation to the Disclosing Party with respect to such Confidential Information;

                           (iii)    information that was already known to the
non-Disclosing Party or one or more of its Affiliates prior to disclosure by the Disclosing Party, as evidenced by the non-Disclosing Party's written records;

                           (iv)     information that is required to be disclosed
to any governmental authorities or pursuant to any regulatory filings, but only to the limited extent of such legally required disclosure; and

                           (v)      information which has been independently
developed by the non-Disclosing Party without the aid or use of Confidential Information as shown by competent written evidence.

                  (b) The obligations of this Section 7.2 shall survive the expiration or termination of this Agreement for a period of 5 years.

         7.3 PERMITTED DISCLOSURES. Confidential Information may be disclosed to employees, agents, consultants or sublicensees of the non-Disclosing Party or its Affiliates, but only to the extent required to accomplish the purposes of this Agreement and only if the non-Disclosing Party obtains prior agreement from its employees, agents, consultants and sublicensees to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that such employees, agents, consultants and sublicensees do not disclose or make any unauthorized use of the Confidential Information. Notwithstanding any other provision of this Agreement, each Party may disclose the terms of this Agreement to lenders, investment bankers and other financial institutions of its choice solely for purposes of financing the business operations of such Party either
(i) upon the written consent of the other Party or (ii) if the disclosing Party obtains a signed confidentiality agreement with such financial institution with respect to such information, upon terms substantially similar to those contained in this Section 7. In addition, notwithstanding any other provisions of this Agreement, nothing herein shall limit Gene Logic's ability to grant non-exclusive access to the Base Information contained within the GeneExpress(TM) Data Warehouse to multiple subscribers.

         7.4 PUBLICITY. The parties agree that a press release announcing the matters covered by this Agreement will be prepared in advance and will be subject to the mutual approval of the parties, which approval will not unreasonably be withheld; provided, however, that either Party may (i) publicize the existence and general subject matter of this Agreement consistent with previous press releases and statements without the other Party's approval and
(ii) disclose the terms of this Agreement only to the extent required to comply with applicable securities laws.

         7.5 PUBLICATION. The Parties shall cooperate in appropriate publication of the results of activities contemplated by this Agreement, but subject to the predominating interest to obtain patent protection for any patentable subject matter and to Gene Logic's business interest in preserving the value of the GeneExpress(TM) Data Warehouse. To this end, prior to any public disclosure of such results, the Party proposing disclosure shall send the other Party a copy of the information to be disclosed, and shall allow the other Party 30 days from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure, otherwise contains Confidential Information of the reviewing Party, or, with respect to any proposed disclosure by NeuralStem, contains information that Gene Logic reasonably believes would impair the value of the GeneExpress(TM) Data Warehouse. The Party proposing disclosure shall be free to proceed with the disclosure unless prior to the expiration of such 30-day period the non-disclosing Party notifies the other Party that the disclosure contains subject matter for which patent protection should be sought or Confidential Information of the non-disclosing Party or, if NeuralStem is the disclosing Party, Gene Logic notifies NeuralStem that Gene Logic reasonably believes that the disclosure would impair the value of the GeneExpress(TM) Data Warehouse, and the Party proposing publication shall then delay public disclosure of the information for an additional period of up to three months to permit the preparation and filing of a patent application on the subject matter to be disclosed or for the parties to determine a mutually acceptable modification to such publication to protect the Confidential Information of the non-disclosing Party adequately or to address Gene Logic's concern regarding impairment of the value of the GeneExpress(TM) Data Warehouse. The Party proposing disclosure shall thereafter be free to publish or disclose the information. The determination of authorship for any paper shall be in accordance with accepted scientific practice.

8.       REPRESENTATIONS AND WARRANTIES

         8.1 LEGAL AUTHORITY. Each Party represents and warrants to the other that (i) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;
(ii) it has the legal power, authority and right to enter into this Agreement and to perform its respective obligations set forth herein; and (iii) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate officials and do not require any shareholder action or other approval.

         8.2 VALID LICENSES. Each Party represents and warrants to the other Party that it has authority to grant the rights and licenses set forth in this Agreement.

         8.3 NO CONFLICTS. Each Party represents and warrants that as of the Effective Date of this Agreement it is not a party to any agreement or arrangement with any Third Party or under any obligation or restriction, including pursuant to its Certificate of Incorporation or Bylaws, which in any way limits or conflicts with its ability to fulfill any of its obligations under this Agreement.

         8.4      SAMPLES. NeuralStem hereby represents and warrants that it has
(i) the right to provide to Gene Logic those Samples that are provided by NeuralStem hereunder, (ii) that any such Samples provided by NeuralStem hereunder shall be in compliance with all applicable quality control provisions and Institutional Review Board requirements

         8.5 GENEEXPRESSTM PRODUCT. Gene Logic hereby represents and warrants (i) that it has the right to provide to NeuralStem access to the GeneExpress(TM) Product, and (ii) that to the best of the knowledge of the undersigned representative of Gene Logic as of the Effective Date, the use of the GeneExpress(TM) Product as envisaged in this Agreement does not infringe on the rights of any Third Parties.

         8.6 REPRESENTATION BY LEGAL COUNSEL. Each Party hereto represents that it has been represented by legal counsel in connection with the drafting of this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party that drafted such term or provision.

         8.7 DISCLAIMER. Except as expressly set forth in this Agreement, EACH PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE INFORMATION, MATERIALS, SOFTWARE AND OTHER TECHNOLOGY PROVIDED HEREUNDER WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF ANY THIRD PARTY. NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND AS TO THE PATENTABILITY OF ANY DISCOVERY MADE OR TECHNOLOGY DEVELOPED UNDER THIS AGREEMENT. EACH PARTY ACKNOWLEDGES THAT THIS AGREEMENT PROVIDES FOR AN INNOVATIVE PROGRAM UTILIZING NEW TECHNOLOGIES AND THAT NO WARRANTY IS MADE AS TO THE UTILITY OF ANY INFORMATION, MATERIALS, SOFTWARE OR OTHER TECHNOLOGY PROVIDED HEREUNDER.

9.       TERM AND TERMINATION

         9.1      TERM. This Agreement shall expire at the end of the Term.

         9.2      TERMINATION BY GENE LOGIC.

                  (a) Gene Logic may terminate this Agreement [***]. Gene Logic will exercise such early termination by notifying NeuralStem in writing of termination no later than sixty (60) days [***].

                  (b) Gene Logic may also terminate this Agreement by written notice effective thirty (30) days after receipt of notice from NeuralStem that [***], accordingly, NeuralStem agrees to notify Gene Logic of the [***] within seven (7) days of [***].

         9.3      TERMINATION FOR BREACH

                  (a) BREACH BY GENE LOGIC. If Gene Logic breaches a material term of this Agreement at any time, and has not cured such breach within sixty
(60) days after written notice thereof from NeuralStem, then NeuralStem shall have the right to terminate this Agreement effective upon written notice thereof, whereupon all rights and obligations of the Parties under this Agreement shall terminate except as set forth in Section 11.10 subject to the following, Gene Logic shall return to NeuralStem all Confidential Information of NeuralStem.

                  (b) BREACH BY NEURALSTEM. If NeuralStem breaches a material term of this Agreement at any time, and has not cured such breach within sixty
(60) days (or within thirty (30) days in the event of a material breach by NeuralStem of its obligations to make any payment due pursuant to Section 6.1) after written notice thereof from Gene Logic, then Gene Logic shall have the right to terminate this Agreement effective upon written notice thereof, whereupon all rights and obligations of the Parties under this Agreement shall terminate except as set forth in Section 11.9 and subject to the following; NeuralStem shall return to Gene Logic all Confidential Information of Gene Logic.

                  (c) RESOLUTION OF DISPUTES. If a dispute arises between the Parties relating to the grounds for the termination under this Section 9.3, the Parties agree to hold a meeting, attended by individuals with decision-making authority, to attempt in good faith to negotiate a resolution of the dispute. If, within 30 days after such meeting the Parties have not succeeded in negotiating a resolution of the dispute, then the Parties may pursue any available remedy, at law or in equity.

         9.4 EFFECT OF BANKRUPTCY. If, during the Term, either Party files a voluntary petition in bankruptcy, is adjudicated a bankrupt, makes a general assignment for the benefit of creditors, admits in writing that it is insolvent or fails to discharge within 15 days an involuntary petition in bankruptcy filed against it, then this Agreement may be immediately terminated by the other

                                              * CONFIDENTIAL TREATMENT REQUESTED

Party. In addition, in the event that Gene Logic files a voluntary petition in bankruptcy, is adjudicated a bankrupt, makes a general assignment for the benefit of creditors, admits in writing that it is insolvent or fails to discharge within 15 days an involuntary petition in bankruptcy filed against it, then the parties hereby acknowledge and agree that NeuralStem will have right of access to the GeneExpress(TM) Data Warehouse consistent with the terms of this Agreement for purposes of 11 U.S.C. Section 365(n).

         9.5 REMEDIES. In the event of any breach of any provision of this Agreement, in addition to the termination rights set forth herein, each Party shall have all other rights and remedies at law or equity to enforce this Agreement.

10.      INDEMNIFICATION AND INSURANCE

         10.1 INDEMNIFICATION BY NEURALSTEM. NeuralStem shall indemnify, defend and hold harmless Gene Logic and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Gene Logic Indemnified Party") from and against any and all liability, loss, damage, cost, and expense (including reasonable attorneys' fees) (collectively, a "Liability") which the Gene Logic Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with any Third Party action or claim based upon (i) the breach by NeuralStem of any covenant, representation or warranty contained in this Agreement, or (ii) negligence or willful misconduct by NeuralStem, its Affiliates, employees or agents. Notwithstanding the foregoing, NeuralStem shall have no obligation under this Agreement to indemnify, defend or hold harmless any Gene Logic Indemnified Party with respect to claims, demands, costs or judgments which result from willful misconduct or negligent acts or omissions of Gene Logic, its Affiliates, or any of their respective employees, officers, directors or agents.

         10.2 INDEMNIFICATION BY GENE LOGIC. Gene Logic shall indemnify, defend and hold harmless NeuralStem and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "NeuralStem Indemnified Party") from and against any Liability which the NeuralStem Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with any Third Party action or claim based upon (i) the breach by Gene Logic of any covenant, representation or warranty contained in this Agreement, or (ii) the negligence or willful misconduct by Gene Logic, its Affiliates, employees or agents. Notwithstanding the foregoing, Gene Logic shall have no obligation under this Agreement to indemnify, defend, or hold harmless any NeuralStem Indemnified Party with respect to claims, demands, costs or judgments which result from willful misconduct or negligent acts or omissions of NeuralStem, its Affiliates, or any of their respective employees, officers, directors or agents.

         10.3 CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying Party under Sections 10.1 and 10.2 are conditioned upon the delivery of written notice to the indemnifying Party of any potential Liability promptly after the indemnified Party becomes aware of such potential Liability. The indemnifying Party shall have the right to assume the defense of any suit or claim related to the Liability if it has assumed responsibility for the suit or claim in writing; however, if in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this

Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights such Party may have at law or in equity. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.

         10.4 SETTLEMENTS. Neither Party may settle a claim or action related to a Liability without the consent of the other Party, if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other its Affiliates, employees, agents, officers and directors (each an "Indemnified Party") permitted from and against any judgments or settlements.

11.      GENERAL PROVISIONS

         11.1 ASSIGNMENT. This Agreement shall not be assignable by either Party without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed, except a Party may make such an assignment without the other Party's consent to Affiliates or to a successor to substantially all of the business of such Party, whether in merger, sale of stock, sale of assets or other transaction; provided, however, that in the event of such transaction, no intellectual property rights of any Affiliate or Third Party that is an acquiring party shall be included in the technology licensed hereunder. This Agreement shall be binding upon and inure to the benefit of the parties' successors, legal representatives and assigns. Notwithstanding the foregoing, NeuralStem may not [***] listed in Schedule 11.1.

         11.2 NON-WAIVER. The waiver by either of the parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

         11.3 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware other than those provisions governing conflicts of law.

         11.4 PARTIAL INVALIDITY. If and to the extent that any court or tribunal of competent jurisdiction holds any of the terms or provisions of this Agreement, or the application thereof to any circumstances, to be invalid or unenforceable in a final nonappealable order, the parties shall use their best efforts to reform the portions of this Agreement declared invalid to realize the intent of the parties as fully as practicable, and the remainder of this Agreement and the application of such invalid term or provision to circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each of the remaining terms and provisions of this Agreement shall remain valid and enforceable to the fullest extent of the law.

         11.5 NOTICE. Any notice to be given to a Party under or in connection with this Agreement shall be in writing and shall be (i) personally delivered, (ii) delivered by a nationally recognized overnight courier, (iii) delivered by certified mail, postage prepaid, return receipt requested or (iv) delivered via facsimile, with receipt confirmed, to the Party at the address set forth below for such Party:


                                               *CONFIDENTIAL TREATMENT REQUESTED

         To NeuralStem:                         To Gene Logic:

         387 Technology Drive                   708 Quince Orchard Road
         College Park, MD  20742                Gaithersburg, Maryland  20878
         Attn: Chief Executive Officer          Attn: Chief Financial Officer
         Phone: (301) 571-9323                  Phone: (301) 987-1700
         Fax:   (301) 405-7393                  Fax:   (301) 987-1701

or to such other address as to which the Party has given written notice thereof. Such notices shall be deemed given upon receipt.

         11.6 HEADINGS. The headings appearing herein have been inserted solely for the convenience of the parties hereto and shall not affect the construction, meaning or interpretation of this Agreement or any of its terms and conditions.

         11.7 NO IMPLIED LICENSES. No right or license under any patent application, issued patent, know-how or other proprietary information is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement.

         11.8 FORCE MAJEURE. No failure or omission by the parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor shall it create any liability if the same shall arise from any cause or causes beyond the reasonable control of the affected Party, including, but not limited to, the following, which for purposes of this Agreement shall be regarded as beyond the control of the Party in question: acts of nature; acts or omissions of any government; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; plague of epic proportion; accident; war; rebellion; insurrection; riot; invasion; strikes; and labor lockouts; provided that the Party so affected shall use its best efforts to avoid or remove such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

         11.9     SURVIVAL. Except as expressly proveded herein, sections 2.8
(b), 4.1, 4.2, 4.3, 4.4, 4.5, 5.2 (b) (c) & (d), 7.2, 7.3, 7.5, 8, 9 (including the provisions therein that are contemplated to continue following termination), 10, 11.1, 11.4 and 11.10 shall survive the termination or expiration of this Agreement.

         11.10 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules hereto, constitutes the entire understanding between the parties with respect to the subject matter contained herein and supersedes any and all prior agreements, understandings and arrangements whether oral or written between the parties relating to the subject matter hereof.

         11.11 AMENDMENTS. No amendment, change, modification or alteration of the terms and conditions of this Agreement shall be binding upon either Party unless in writing and signed by the Party to be charged.

         11.12 INDEPENDENT CONTRACTORS. It is understood that both parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither Party hereto is to be considered the agent or NeuralStem of the other Party for any purpose whatsoever. Neither Party has any authority to enter into any contracts or assume any obligations for the other Party or make any warranties or representations on behalf of the other Party.

         11.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GENE LOGIC INC.                              NEURALSTEM BIOPHARMACEUTICALS, LTD.


By:/S/ MARK GESSLER                          By: /S/ I. RICHARD GARR.
   -------------------------------               -------------------------------
   Mark Gessler, President & COO                 Name: I. Richard Garr, CEO

                                  SCHEDULE 1.17

                            CONTENT AND RESEARCH PLAN

                                      [***]


                                               *CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 1.18

                      STEMEXPRESS BASE INFORMATION CONTENT

                                      [***]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 6.2

                      GENE LOGIC QUALITY CONTROL STANDARDS

                                      [***]




                                               *CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 6.3

                       WIRE TRANSFER PAYMENT INSTRUCTIONS

To Gene Logic:

Bank:                                           Investors Bank & Trust Company
Location:                                       200 Clarendon
                                                Boston, MA  02116
ABA #:                                          [***]
For further credit to client funds #:           [***]
Account Name:                                   GENE LOGIC INC.
Account #:                                      [***]

To NeuralStem:

Bank:                                           Century National Bank
                                                1875 Eye Street NW
                                                Washington, DC 20006
                                                (202)496-4000

Routing Number                                  [***]
Account Number                                  To be provided before first wire
Acct Name                                       [***]



                                               *CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 11.1

                                      [***]



                                               *CONFIDENTIAL TREATMENT REQUESTED